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                                                                    EXHIBIT 10.4
                                                  AMENDMENT DATED MARCH 26, 2001


                                    AMENDMENT

                  THIS AMENDMENT (the "AMENDMENT"), dated as of March 26, 2001 to that certain securities purchase agreement dated February 26, 2001 (the "AGREEMENT") by and among DAMARK International, Inc., a Minnesota corporation, with headquarters located at 301 Carlson Parkway, Suite 201, Minneapolis, Minnesota 55305 (the "COMPANY"), and the investors listed on the signature pages hereto (individually, a "BUYER" and collectively, the "BUYERS") and the SENIOR CONVERTIBLE NOTES issued by the Company to the Buyers pursuant to the Agreement.

                  WHEREAS:

                  A. All terms defined in the Agreement are used herein as therein defined.

                  B. Pursuant to the Agreement, the Company issued $14.2 million of its 10% Senior Convertible Notes due August 26, 2001 (the "SENIOR CONVERTIBLE NOTES") on February 27, 2001 to the Buyers in the respective amounts listed on the Schedule of Buyers to the Agreement.

                  C. The Company and the Buyers have agreed to defer the Maturity Date of the Senior Convertible Notes to February 4, 2002 and modify certain acceleration provisions of the Senior Convertible Notes.

                  NOW, THEREFORE, the Company and the Buyers hereby agree as follows:

                  1.    AMENDMENT OF MATURITY DATE.
                        --------------------------

                  The Maturity Date under and as defined in the Senior Convertible Notes is hereby amended by deleting the date "August 26, 2001" and inserting in lieu thereof the date "February 4, 2002" so that the Maturity Date of the Senior Convertible Notes is February 4, 2002. Each Buyer for itself or himself represents that he is the legal owner of the respective Senior Convertible Note issued to it or him pursuant to the Agreement and will make notation of the change of the Maturity Date on the Senior Convertible Note issued to it or him.

                  2.    ACCELERATION PROVISIONS.
                        ------------------------

                  Section 5(h) of the SeniorConvertible Notes is hereby amended by deleting the phrase "90 days following the date of this Note" in the first sentence thereof and inserting "January 2, 2002" in lieu thereof. Clause (j) in
Section 20(a) of the Convertible Notes is hereby amended in its entirety to read as follows: "(j) the Company fails to obtain the Required Shareholder Approval by January 2, 2002 or".

                  3.    APPROVAL OF AMENDMENT  INCREASING  AUTHORIZED  NUMBER OF
                        --------------------------------------------------------
                        SHARES OF PREFERRED STOCK.
                        -------------------------

                  The Buyers hereby consent to and approve the amendment to the Company's restated article of incorporation to increase the number of authorized shares of preferred stock to 5,000,000 shares.


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                  4.    BINDING FORCE AND EFFECT.
                        ------------------------

                  Except as amended hereby, the Agreement and the Senior Convertible Notes shall continue in full force and effect in accordance with their respective provisions.

                  5.    COUNTERPARTS.
                        ------------

                  This Amendment may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

                  IN WITNESS WHEREOF, the Buyers and the Company have caused this Waiver and Consent to be duly executed as of the date first written above.

COMPANY:                                   BUYERS:


DAMARK INTERNATIONAL, INC.                 STARK TRADING

By:  /s/                                   By:  /s/
   --------------------------------           --------------------------------
Name:  George Richards                        Name:
Its:   Chairman, Chief Executive               Its:
       Officer and President
                                           SHEPHERD INVESTMENTS
                                           INTERNATIONAL, LTD.

                                           By:  /s/
                                              --------------------------------
                                              Name:
                                               Its:

                                           WOODVILLE LLC

                                           By:  /s/
                                              --------------------------------
                                              Name:
                                               Its:

                                           CALM WATERS PARTNERSHIP

                                           By:  /s/
                                              --------------------------------
                                              Name:
                                               Its:

                                                /s/
                                           -----------------------------------
                                           Walter H. Morris